UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2014

ONCOTHYREON INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33882	26-0868560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 Fourth Avenue, Suite 500

Seattle, Washington 98121

(Address of principal executive offices, including zip code)

(206) 801-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 18, 2014, Oncothyreon Inc. (the “Company”) entered into two underwriting agreements (each, an “Underwriting Agreement”) with Cowen and Company, LLC as representative of the underwriters named therein (the “Underwriters”) for separate but concurrent offerings of the Company’s securities, which together are expected to result in gross proceeds to the Company of $40 million.

The first Underwriting Agreement relates to the public offering and sale of 10,000,000 shares of the Company’s Common Stock, at a price to the public of $2.00 per share (the “Common Stock Offering”). Pursuant to the first Underwriting Agreement, the Underwriters have agreed to purchase these securities from the Company at a price of $1.88 per share. As part of the Common Stock offering, the Company also granted the Underwriters a 30-day option to purchase 1,500,000 additional shares of the Company’s Common Stock.

The second Underwriting Agreement relates to the public offering and sale of 10,000 shares of the Company’s Series A Convertible Preferred Stock (the “Series A Offering”). The offering price to the public is $2,000.00 per share of Series A Convertible Preferred Stock. Pursuant to the second Underwriting Agreement, the Underwriters have agreed to purchase these securities from the Company at a price of $1,880 per share.

The rights, preferences and privileges of the Series A Convertible Preferred Stock are set forth in a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, which the Company expects to file with the Delaware Secretary of State on or before September 23, 2014. Each share of Series A Convertible Preferred Stock is convertible into 1,000 shares of the Company’s Common Stock at any time at the holder’s option. The holder, however, will be prohibited from converting Series A Convertible Preferred Stock into shares of common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 4.99% of the shares of the Company’s Common Stock then issued and outstanding. In the event of the Company’s liquidation, dissolution, or winding up, holders of Series A will receive a payment equal to $0.0001 per share of Series A Convertible Preferred Stock before any proceeds are distributed to the holders of common stock, but after any proceeds are distributed to the holder of the Company’s Class UA Preferred Stock. Shares of Series A Convertible Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding Series A Convertible Preferred Stock will be required to amend the terms of the Series A Convertible Preferred Stock. Shares of Series A Convertible Preferred Stock will not be entitled to receive any dividends, unless and until specifically declared by the Company’s board of directors, and will rank:

•	senior to all common stock;

•	senior to any class or series of capital stock hereafter created specifically ranking by its terms junior to the Series A Convertible Preferred Stock;

•	on parity with and any class or series of capital stock hereafter created specifically ranking by its terms on parity with the Series A Convertible Preferred Stock; and

•	junior to the Company’s Class UA Preferred Stock and any class or series of capital stock hereafter created specifically ranking by its terms senior to the Series A Convertible Preferred Stock;

in each case, as to distributions of assets upon the Company’s liquidation, dissolution or winding up whether voluntarily or involuntarily.

Each of the Common Stock Offering and the Series A Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-178726), including the prospectus dated January 10, 2012 contained therein, as the same has been supplemented.

The sale of shares of Common Stock and Series A Convertible Preferred Stock is expected to close on September 23, 2014. Each Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in each Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties. Subject to certain exceptions, the Company and all of the Company’s directors and executive officers also agreed to not sell or transfer any common stock of the Company for 90 days after September 18, 2014 without first obtaining the consent of Cowen and Company, LLC.

A copy of the Underwriting Agreement relating to the Common Stock Offering is attached hereto as Exhibit 1.1 and is incorporated herein by reference. A copy of the Underwriting Agreement relating to the Series A Offering is attached hereto as Exhibit 1.2 and is incorporated herein by reference. A form of the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock is attached hereto as Exhibit 4.1 and is incorporated by reference herein. The foregoing description of the terms of the Underwriting Agreements and the rights, preferences and privileges of the Series A is qualified in its entirety by reference to such exhibits. A copy of the opinion of Fenwick & West LLP relating to the legality of the issuance and sale of the securities in these offerings is attached as Exhibit 5.1 hereto.

Item 8.01 Other Events.

On September 18, 2014, the Company issued a press release titled “Oncothyreon Prices $40 Million Concurrent Public Offerings of Common Stock and Preferred Stock.” A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 18, 2014.

1.2	Underwriting Agreement, dated September 18, 2014.

4.1	Form of Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (included in Exhibit 5.1)

99.1	Press Release dated September 18, 2014

Forward-Looking Statements

In order to provide the Company’s investors with an understanding of its current results and future prospects, this Current Report on Form 8-K contains statements that are forward-looking. Any statements contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “possible” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include the Company’s intention to conduct an offering of securities.

Forward-looking statements involve risks and uncertainties related to the Company’s business and the general economic environment, many of which are beyond its control. These risks, uncertainties and other factors could cause the Company’s actual results to differ materially from those projected in forward-looking statements, including the ability to manage successfully and complete the offering, the general economic and/or market conditions and the factors set forth in the Company’s filings with the Securities and Exchange Commission. Although the Company believes that the forward-looking statements contained herein are reasonable, it can give no assurance that its expectations are correct. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. For a detailed description of the Company’s risks and uncertainties, you are encouraged to review the documents filed with the securities regulators in the United States on EDGAR and in Canada on SEDAR. The Company does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOTHYREON INC.

By:	/s/ Robert L. Kirkman
Robert L. Kirkman
President & Chief Executive Officer

Date: September 18, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 18, 2014

1.2	Underwriting Agreement, dated September 18, 2014

4.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock

5.1	Opinion of Fenwick & West LLP

23.1	Consent of Fenwick & West LLP (included in Exhibit 5.1)

99.1	Press Release dated September 18, 2014

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